SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   October 15, 1998


                        ALTERNATIVE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                           0-23940                 38-2791069
(State or other           (Commission File Number)       (IRS Employer
jurisdiction of                                       Identification No.)
incorporation)


100 Tri-State International, Suite 300, Lincolnshire, IL          60069
(Address of principal executive offices)                     (Zip code)


(Registrant's telephone number, including area code)     (847) 317-1000

Item 5.  Other Events.

     On October 15, 1998, the Board of Directors of Alternative Resources Corporation adopted a Stockholder Rights Agreement. Pursuant to General Instruction F to this Form, the press release of the company dated October 20, 1998 is hereby incorporated by reference and attached as an exhibit to this Form.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press Release of Alternative Resources Corporation dated October 20, 1998.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ALTERNATIVE RESOURCES CORPORATION



Date:  October 21, 1998	      /s/ Steven Purcell
                              --------------------------
                              Steven Purcell
                              Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION                                       PAGE NO.
NUMBER

   99.1        Press Release dated October 20, 1998              1